PROPERTY AND EQUIPMENT, NET	6 Months Ended
Jun. 30, 2023
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

8.    PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following:

	As of	As of
	December 31,	June 30,
	2022	2023
	US$	US$

Machinery and equipment	79,941	93,408
Electronics and office equipment	512	528
Motor vehicles	901	876
Leasehold improvements	5,704	5,460
Construction in progress	8,703	1,244

Property and equipment, cost	95,761	101,516
Less: Accumulated depreciation	(34,151)	(38,545)
Less: Provision for impairment	(34,390)	(34,390)

Property and equipment, net	27,220	28,581

Depreciation expenses for the six months ended June 30, 2022 and 2023 were approximately US$11,842 and US$4,868, respectively.

The impairment as of December 31, 2022 and June 30, 2023 was mainly due to the impairment of mining machines in Kazakhstan and the USA. Impairment for the six months ended June 30, 2022 and 2023 were approximately US$836 and nil, respectively.